                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                   FORM T - 1


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                            ------------------------


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                      --------------


                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


                                   13-3781471
                                (I.R.S. Employer
                              Identification No.)


            100 WALL STREET, NEW YORK, NY                     10005
       (Address of principal executive offices)             (Zip Code)


                            ------------------------


                           FOR INFORMATION, CONTACT:
                           Thomas J. Kelly, President
                      U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                               New York, NY 10005
                           Telephone: (212) 361-2506


                                     UBS AG
              (Exact name of obligor as specified in its charter)


            SWITZERLAND                                      98-0186363
   (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                       Identification No.)


BAHNHOFSTRASSE 45
ZURICH, SWITZERLAND
AESCHENVORSTADT 1
BASEL, SWITZERLAND
(Address of principal executive offices)


                            ------------------------


                                DEBT SECURITIES

Item 1.   GENERAL INFORMATION.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                          Address
                    ----                          -------

          Comptroller of the Currency         Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 22-22485.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                    Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.     Not applicable.

Exhibit 9.     Not applicable.

                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of November, 2000.


                                                  U.S. BANK TRUST
                                                NATIONAL ASSOCIATION


                                   By: /s/ Marlene J. Fahey
                                       -----------------------------------------
                                       Marlene J. Fahey
                                       Vice President

                                   Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2000

                                    ($000's)

                                                               9/30/2000
                                                             ------------
ASSETS
  Cash and Due From Depository Institutions                      $54,812
  Federal Reserve Stock                                            3,396
  Fixed Assets                                                       500
  Intangible Assets                                               57,136
  Other Assets                                                     8,571
                                                             ------------
    TOTAL ASSETS                                                $124,415


LIABILITIES
  Other Liabilities                                               10,447
                                                             ------------
  TOTAL LIABILITIES                                               10,447

EQUITY
  Common and Preferred Stock                                       1,000
  Surplus                                                        120,932
                                                             ------------
  Undivided Profits                                               (7,964)
                                                             ------------
  TOTAL EQUITY CAPITAL                                           113,968

TOTAL LIABILITIES AND EQUITY CAPITAL                            $124,415

___________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association


By: /s/ Marlene J. Fahey
   ---------------------
        Vice President

Dated: November 3, 2000